SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 16, 2007

Date of Report (Date of earliest event reported)
Hayes Lemmerz International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
HLI Operating Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-107539	30-0167742
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15300 Centennial Drive, Northville, Michigan	48168
(Address of principal executive offices)	(Zip Code)
(734) 737-5000

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
ITEM 8.01. Other Events.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Amendment to By-Laws of Hayes Lemmerz International, Inc.
Press Release
Amended and Restated Equity Purchase and Commitment Agreement
Amended and Restated Registration Rights Agreement

ITEM 1.01. Entry into a Material Definitive Agreement.
     On April 16, 2007, Hayes Lemmerz International, Inc. (the “Company”) entered into an Amended and Restated Equity Purchase and Commitment Agreement (the “Restated Equity Agreement”) with Deutsche Bank Securities Inc. (“Deutsche Bank”) related to Deutsche Bank’s commitment to backstop the Company’s previously announced $180 million equity rights offering (the “Rights Offering”). SPCP Group, LLC (“SPCP Group”), an affiliate of Silverpoint Capital, L.P., has agreed with Deutsche Bank to acquire 50% of the shares that Deutsche Bank is obligated to acquire in the Rights Offering. Pursuant to the Restated Equity Agreement, Deutsche Bank agreed to reduce the number of shares subject to its direct investment option (the “Direct Investment Option”) from a maximum of 5,538,462 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), to a maximum of 4,038,462 shares. Deutsche Bank also agreed that shares purchased pursuant to the Direct Investment Option would be in addition to, and would not reduce, the number of shares of the Company’s Common Stock offered in the Rights Offering. If Deutsche Bank exercises its Direct Investment Option, total proceeds to the Company will be $193,125,002. Stockholders of record on April 10, 2007 (the “Record Date”), will receive rights to purchase 1.3970 shares of common stock at a subscription price of $3.25 for each share of Common Stock held on the Record Date. The Company and Deutsche Bank also agreed to increase the termination fee payable to Deutsche Bank under certain circumstances to 3.0% of the maximum dollar value of the Rights Offering and Direct Investment Option.
     Deutsche Bank’s backstop commitment is subject to several conditions and limitations, including, among others, the amendment of the Company’s Amended and Restated Credit Agreement, or the refinancing of the debt subject thereto, to permit the repurchase of the Company’s 10 1/2% Senior Notes and the placement of a portion of the Company’s debt outside the United States. The Company intends to amend its Amended and Restated Credit Agreement or refinance the debt subject thereto in conjunction with the closing of the Rights Offering.
     In connection with the execution of the Restated Equity Agreement, the Company entered into an Amended and Restated Registration Rights Agreement (the “Restated Registration Rights Agreement”) with Deutsche Bank and SPCP Group, pursuant to which the Company has agreed, among other things, to register with the United States Securities and Exchange Commission the resale of the shares of the Company’s Common Stock acquired by Deutsche Bank, SPCP Group, and any Additional Investors in the Rights Offering and pursuant to the Direct Investment Option.
     The foregoing descriptions of the Restated Equity Agreement and Restated Registration Rights Agreement are qualified in their entirety by the terms of the Restated Equity Agreement and Restated Registration Rights Agreement, copies of which are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated by reference herein. A copy of the press release issued by the Company to announce the Company’s entrance into the Restated Equity Agreement and Restated Registration Rights Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 17, 2007, the Board of Directors adopted an amendment to the Company’s By-Laws (the “By-Laws”) that became effective on April 17, 2007.
     Section 10 of Article II of the By-Laws was deleted and replaced in its entirety by a new Section 10, which provides that each stockholder of the Company shall be permitted to authorize another person or persons to act for such stockholder as proxy to vote at a meeting of stockholders by means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service, organization or like agent duly authorized by the holder of the proxy to receive such transmission. A copy of the amended text is attached hereto as Exhibit 3.1.
ITEM 8.01. Other Events.
     As of April 17, 2007, the waiting period under the Hart-Scott-Rodino Improvements Act of 1976 for the transactions contemplated by the Restated Equity Agreement has been terminated. Consummation of the Rights Offering and the transactions contemplated by the Restated Equity Agreement remains, however, subject to other closing conditions, including those described above in Item 1.01.

Participation in Solicitation
     The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the approval of the Rights Offering and certain related proposals. Information about those officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of stockholders, which was filed with the United States Securities and Exchange Commission on May 26, 2006.
Forward Looking Statements
     The information contained in this report contains forward-looking statements which are subject to uncertainties that could cause actual future events and results of the Company to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions that the Company believes are reasonable but are not guarantees of future events and results. Actual future events and results of the Company may differ materially from those expressed in these forward-looking statements. There can be no assurance that any forward-looking statements will be realized. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the risks described in the Company’s most recent Annual Report on Form 10-K and the Company’s other reports filed with the SEC. All such forward-looking statements speak only as of the date hereof. Although the Company believes the expectations reflected in the forward-looking statements at the time they are made are reasonable, the Company cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as it believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.
     You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information contained herein as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Company’s filings with the SEC at www.sec.gov, many of which are beyond the Company’s control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: April 18, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HLI OPERATING COMPANY, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: April 18, 2007

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to By-Laws of Hayes Lemmerz International, Inc.

99.1	Press Release Issued by Hayes Lemmerz International, Inc. on April 16, 2007, announcing amended agreements related to the Rights Offering.

99.2	Amended and Restated Equity Purchase and Commitment Agreement, dated as of April 16, 2007, by and between Hayes Lemmerz International, Inc. and Deutsche Bank Securities Inc.

99.3	Amended and Restated Registration Rights Agreement, dated as of April 16, 2007, by and between Hayes Lemmerz International, Inc., Deutsche Bank Securities Inc. and SPCP Group, LLC.